                                                                    EXHIBIT 99.1


(SOUTHWEST BANK OF TEXAS LOGO)

OCTOBER 20, 2003                                                   PRESS RELEASE

                     SOUTHWEST BANCORPORATION OF TEXAS, INC.
                          REPORTS CONTINUED CORE GROWTH

                          2003 THIRD QUARTER HIGHLIGHTS

     o    Continued core business growth:

          -    average loans increased 18% from prior year

          -    average deposits increased 22% from prior year

          -    average assets increased 22% from prior year

          -    service charges increased 26% from prior year

     o    Asset quality indicators improve:

          -    nonperforming assets decreased 16% linked quarter

          -    net charge-offs decreased 28% linked quarter

          - the allowance for loan losses to total loans increased from 1.18% to 1.24% linked quarter

     o    Merger with MaximBank completed

     o Diluted EPS of $0.38 versus $0.42 prior year; adjusted for merger-related expenses, diluted EPS of $0.45, up 7%

     o    Quarterly dividend initiated

     o    $50 million trust preferred issuance completed October 7, 2003

     o    Outstanding Community Reinvestment Act rating received

     o    Named one of the Best Places to Work by Houston Business Journal

     o    200 millionth check imaged


     Houston, Texas - Southwest Bancorporation of Texas, Inc. (NASDAQ: SWBT) today announced that its core business continued to expand in the third quarter.

     "I feel good about the third quarter in most respects. Our core growth numbers are very good and fee income is growing nicely. Asset quality indicators improved for the quarter," said Paul Murphy, CEO of Southwest Bank of Texas. "Prior year comparison of the numbers is complicated due to certain items in both the third quarter of 2002 and in this recently completed quarter. Sequential period comparisons also are complicated by the inclusion of the recently merged MaximBank; we incurred $3 million in merger expenses during the quarter but the expense saves will not begin until the fourth quarter. A noteworthy challenge this quarter was the decline in net interest margin due to lower yields on our securities portfolio."

         Total revenue for the third quarter of 2003 was $74.2 million, an increase of 19 percent over the same period a year earlier. Average loans were $3.46 billion, up 18 percent from $2.93 billion for the third quarter of 2002. Average deposits increased 22 percent to $4.33 billion. Average loans and deposits are the highest in the Company's history.

         Net income was $13.4 million, or $0.38 per diluted common share, for the three months ended September 30, 2003, compared to $14.6 million, or $0.42 per diluted common share, for the same period in 2002, a decrease of 8 percent. For the nine months ended September 30, 2003, the company reported net income of $44.4 million, an increase of 3 percent over the same time period a year earlier, or $1.28 per diluted common share, an increase of 2 percent. Adjusted for merger-related expenses incurred in the third quarter of 2003, net income for the three months ended September 30, 2003 would have been $15.7 million, or $0.45 per diluted common share, an increase of 8 percent. For the nine months ended September 30, 2003, net income adjusted for merger-related expenses would have been $46.7 million, or $1.34 per diluted common share, an increase of 8 percent.

         Return on average assets was 0.95 percent for the third quarter of 2003 and return on average common shareholders' equity was 11.14 percent, compared to
1.25 percent and 13.59 percent, respectively, for the same period in 2002. Adjusted for merger-related expenses incurred during the quarter, return on average assets would have been 1.11 percent for the third quarter of 2003 and return on average common shareholders' equity would have been 13.05 percent.

                               NET INTEREST INCOME

         Net interest income for the three months ended September 30, 2003 was $49.8 million, an increase of 6 percent from $47.2 million for the previous quarter. The increase is primarily attributable to growth in average interest-earning assets which increased $451.1 million, or 10 percent, for the quarter ended September 30, 2003 when compared to the previous quarter. This increase in interest-earning assets, primarily loans and securities, contributed $4.9 million to net interest income and more than offset the effect of lower yields on net interest income for the linked quarter. The average yield on loans was
5.55 percent, a decrease of 15 basis points from the prior quarter. The cost of funds was 1.18 percent, a decrease of 19 basis points from the prior quarter. The yield on the securities portfolio dropped to 3.26 percent, down 51 basis points linked quarter. "Loans are 68 percent of our earning assets and spreads on these assets are consistent and stable," said Murphy. (See Exhibit I)

         The net interest margin for the quarter was 3.89 percent compared to
4.09 percent from the previous quarter. The decline in the net interest margin was largely attributable to the low yields on the securities portfolio in the third quarter of this year. Low interest rates produced record high levels of mortgage prepayment activity and resulted in an increase in premium amortization. Premium amortization on the securities portfolio in the third quarter was $4.0 million compared with $2.9 million linked quarter and $1.6 million in the year earlier period. For the first nine months of 2003, premium amortization was $9.4 million, compared to $3.7 million for the same period a year earlier.

         The increase in interest rates, which began late in the second quarter, has significantly reduced the level of mortgage refinance activity. However, the heavy refinance pipeline established during the second quarter kept prepayment activity at record levels throughout the third quarter. Noted Murphy: "Actual mortgage prepayment data available for October provides strong evidence that the premium amortization phenomenon is fading rapidly and amortization expense should decline to more normalized levels in the fourth and subsequent quarters, assuming interest rates do not return to the record lows experienced in the second quarter."

                               NONINTEREST INCOME

         Noninterest income for the third quarter was $24.4 million, compared to $16.5 million for the same period in 2002, an increase of $7.9 million, or 48 percent. Excluding the valuation adjustments related to the mortgage servicing asset and the gains on sales of securities in both periods, noninterest income for the third quarter would have been $21.8 million, an increase of 24 percent from the same period a year earlier. Service charges on deposit accounts increased $2.2 million, or 26 percent. The number of deposit accounts increased 23 percent to 196,000 at September 30, 2003 compared to 159,000 in the prior year.

                              NONINTEREST EXPENSES

         Noninterest expenses were $51.4 million for the quarter, an increase of $13.2 million, or 35 percent, when compared to $38.1 million for the third quarter of 2002. Several factors impacted expenses. The Company recorded $3.0 million in merger-related expenses and $695,000 in core deposit intangible amortization expense, a non-cash item, related to the MaximBank merger. Also, while the legal merger was completed July 1, the operational merger was not completed until August 25. Merger-related expense savings will not begin to be realized until the fourth quarter of 2003.

         "We continue to hire new talent and staff appropriately for recent significant business wins and new branch openings. In addition, we believe our ongoing investment in technology brings the best products to our customers. In summary," said Murphy, "our strategy of investing in this franchise is one that, when you look at our growth numbers, has served us well."

                                  ASSET QUALITY

         Nonperforming assets decreased 15 percent to $18.8 million, or 0.57 percent of loans and other real estate, at September 30, 2003 from $22.3 million, or 0.68 percent of loans and other real estate, at June 30, 2003. Net charge-offs decreased 28 percent to $2.0 million, or 0.24 percent of average loans, for the quarter ended September 30, 2003, compared to $2.8 million, or
0.35 percent of average loans, for the quarter ended June 30, 2003. For the nine months ended September 30, 2003, net charge-offs were essentially flat at 0.25 percent of average loans compared to 0.27 percent of average loans for the same period last year. Allowance for loan losses to total loans increased to 1.24 percent due in part to the addition of MaximBank.

                            TRUST PREFERRED ISSUANCE

         On October 7, the Bank raised $50 million in Tier I Capital through a trust preferred issuance. The Company will use the proceeds to support future growth initiatives. The securities have a 30-year life with a five-year call option at par.

                        TOTAL LOANS, ASSETS AND DEPOSITS

         Average loans were $3.46 billion for the quarter ended September 30, 2003, an increase of 18 percent, or $528.4 million, from the same period in 2002. Average assets of $5.61 billion for the third quarter were up 22 percent, or $1.00 billion, from the same period in 2002. Average deposits increased 22 percent to $4.33 billion for the quarter ended September 30, 2003 compared to the same period a year earlier, the highest in the Bank's history.

         Southwest Bancorporation of Texas, Inc., the parent company of Southwest Bank of Texas N.A. is the largest independent bank holding company headquartered in Houston, Texas. The Company focuses on commercial lending, treasury management and investment services for businesses in the southwest, private financial management and trust services for families and individuals, and retail and mortgage banking services. The Company, with $5.66 billion in assets, has 44 full-service branches located throughout the Houston metropolitan area and a loan production office in Dallas.

         Consolidated financial information, supplemental unaudited data schedules and information follow. Exhibit I provides additional information on net interest spreads. Exhibits II and III provide additional information on the net interest margin, including average balances and average rates for both assets and liabilities for the periods presented. Exhibit IV presents nine quarters of comparative data. Exhibit V presents reconcilements of non-GAAP disclosures.

         A conference call will be Tuesday, October 21, 2003 at 10:30 CST. The call is available http://www.firstcallevents.com/service/ajwz390007968gf12.html or by dialing 1-877-282-0743 and referencing "Southwest Bancorporation of Texas, Inc. Third Quarter Earnings Call." The webcast will be archived for 90 days on the Bank's web site www.swbanktx.com. A phone archive also can be accessed by calling 888-266-2081 and entering 190647 as the PIN.

Certain of the matters discussed in this press release may constitute forward-looking statements for the purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Southwest Bancorporation of Texas, Inc. (the "Company") to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The words "expect," "anticipated," "intend," "plan," "believe," "seek," "estimate," and similar expressions are intended to identify such forward-looking statements. The Company's actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation: (a) the effects of future economic conditions on the Company and its customers; (b) governmental monetary and fiscal policies, as well as legislative and regulatory changes; (c) the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks; (d) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company's market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet; and (e) the failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities. All written or oral forward-looking statements are expressly qualified in their entirety by these cautionary statements.

Contacts:

Randy Meyer, EVP & CFO
713-235-8832
rmeyer@swbanktx.com

Sarah Peterson, SVP Investor Relations & Corporate Communications
713-232-1115
speterson@swbanktx.com

SOUTHWEST BANCORPORATION OF TEXAS, INC.
CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)

                                                                            3Q-03           3Q-02          % CHANGE
                                                                         ------------    ------------    ------------
BALANCE SHEET AVERAGES                                                         (in 000's except per share data)

     Loans held for investment                                           $  3,351,647    $  2,855,389            17.4%
     Loans held for sale                                                      105,064          72,922            44.1%
     Investment securities                                                  1,497,754       1,192,252            25.6%
     Securities purchased under resale agreements                              30,000          19,999            50.0%
     Fed funds sold and other interest-earning assets                          90,474          26,250           244.7%
                                                                         ------------    ------------
       TOTAL INTEREST-EARNING ASSETS                                        5,074,939       4,166,812            21.8%
                                                                         ------------    ------------
     Allowance for loan losses                                                (41,469)        (34,474)           20.3%
     Cash and due from banks                                                  257,010         191,469            34.2%
     Goodwill                                                                  25,471           2,590           883.4%
     Core deposit intangibles                                                   6,327              --           100.0%
     Other assets                                                             287,289         280,699             2.3%
                                                                         ------------    ------------
       TOTAL ASSETS                                                      $  5,609,567    $  4,607,096            21.8%
                                                                         ============    ============

     Noninterest-bearing deposits                                        $  1,342,560    $  1,016,011            32.1%
     Interest-bearing demand deposits                                          73,142          32,006           128.5%
     Savings deposits                                                       1,854,140       1,529,241            21.2%
     Time deposits                                                          1,064,502         964,091            10.4%
                                                                         ------------    ------------
       Total deposits                                                       4,334,344       3,541,349            22.4%
     Repurchase agreements and other borrowed funds                           771,132         613,791            25.6%
     Other liabilities                                                         27,493          25,266             8.8%
     Minority interest in consolidated subsidiary                                  --           1,472          -100.0%
     Shareholders' equity                                                     476,598         425,218            12.1%
                                                                         ------------    ------------
       TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $  5,609,567    $  4,607,096            21.8%
                                                                         ============    ============

INCOME STATEMENT DATA

     Interest and fees on loans                                          $     48,359    $     45,774             5.6%
     Interest on securities                                                    12,314          15,266           -19.3%
     Interest on fed funds sold and other interest-earning assets                 303             191            58.6%
                                                                         ------------    ------------
       TOTAL INTEREST INCOME                                                   60,976          61,231            -0.4%
                                                                         ------------    ------------
     Interest on deposits                                                       9,106          12,819           -29.0%
     Interest on borrowings                                                     2,105           2,671           -21.2%
                                                                         ------------    ------------
       TOTAL INTEREST EXPENSE                                                  11,211          15,490           -27.6%
                                                                         ------------    ------------
       NET INTEREST INCOME                                                     49,765          45,741             8.8%
     Provision for loan losses                                                  3,000           3,000             0.0%
                                                                         ------------    ------------
       NET INTEREST INCOME AFTER PROVISION                                     46,765          42,741             9.4%
                                                                         ------------    ------------
     Service charges on deposit accounts                                       10,551           8,367            26.1%
     Investment services                                                        2,489           2,371             5.0%
     Other fee income                                                           6,816             957           612.2%
     Other operating income                                                     4,545           3,145            44.5%
     Gain on sales of securities, net                                              31           1,680           -98.2%
                                                                         ------------    ------------
       TOTAL NONINTEREST INCOME                                                24,432          16,520            47.9%
                                                                         ------------    ------------
     Salaries and benefits                                                     27,878          22,325            24.9%
     Occupancy expenses                                                         8,006           5,840            37.1%
     Merger-related expenses                                                    3,000              --           100.0%
     Core deposit intangible amortization expense                                 695              --           100.0%
     Other expenses                                                            11,779           9,949            18.4%
     Minority interest                                                             --              30          -100.0%
                                                                         ------------    ------------
       TOTAL NONINTEREST EXPENSES                                              51,358          38,144            34.6%
                                                                         ------------    ------------
       INCOME BEFORE INCOME TAXES                                              19,839          21,117            -6.1%
     Provision for income taxes                                                 6,459           6,555            -1.5%
                                                                         ------------    ------------

       NET INCOME                                                        $     13,380    $     14,562            -8.1%
                                                                         ============    ============
       BASIC EARNINGS PER COMMON SHARE                                   $       0.39    $       0.43            -9.3%
                                                                         ============    ============
       DILUTED EARNINGS PER COMMON SHARE                                 $       0.38    $       0.42            -9.5%
                                                                         ============    ============

       PERIOD END # OF SHARES OUTSTANDING                                      34,184          33,834             1.0%
       WEIGHTED AVG # OF SHARES OUTSTANDING (INCL CSE'S)                       35,004          34,726             0.8%

                                                                            YTD 03          YTD 02         % CHANGE
                                                                         ------------    ------------    ------------
BALANCE SHEET AVERAGES                                                        (in 000's except per share data)

     Loans held for investment                                           $  3,233,852    $  2,772,321            16.6%
     Loans held for sale                                                       94,972          76,079            24.8%
     Investment securities                                                  1,294,037       1,119,122            15.6%
     Securities purchased under resale agreements                              26,044          17,135            52.0%
     Fed funds sold and other interest-earning assets                          70,134          29,379           138.7%
                                                                         ------------    ------------
       TOTAL INTEREST-EARNING ASSETS                                        4,719,039       4,014,036            17.6%
                                                                         ------------    ------------
     Allowance for loan losses                                                (39,884)        (33,380)           19.5%
     Cash and due from banks                                                  262,930         196,102            34.1%
     Goodwill                                                                  10,301           2,590           297.7%
     Core deposit intangibles                                                   2,132              --           100.0%
     Other assets                                                             289,061         262,220            10.2%
                                                                         ------------    ------------
       TOTAL ASSETS                                                      $  5,243,579    $  4,441,568            18.1%
                                                                         ============    ============

     Noninterest-bearing deposits                                        $  1,241,765    $    958,507            29.6%
     Interest-bearing demand deposits                                          48,020          33,006            45.5%
     Savings deposits                                                       1,776,634       1,481,229            19.9%
     Time deposits                                                            998,613         937,344             6.5%
                                                                         ------------    ------------
       Total deposits                                                       4,065,032       3,410,086            19.2%
     Repurchase agreements and other borrowed funds                           679,889         609,736            11.5%
     Other liabilities                                                         31,675          24,334            30.2%
     Minority interest in consolidated subsidiary                                  --           1,427          -100.0%
     Shareholders' equity                                                     466,983         395,985            17.9%
                                                                         ------------    ------------
       TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $  5,243,579    $  4,441,568            18.1%
                                                                         ============    ============

INCOME STATEMENT DATA

     Interest and fees on loans                                          $    140,503    $    133,923             4.9%
     Interest on securities                                                    35,754          44,274           -19.2%
     Interest on fed funds sold and other interest-earning assets                 793             568            39.6%
                                                                         ------------    ------------
       TOTAL INTEREST INCOME                                                  177,050         178,765            -1.0%
                                                                         ------------    ------------
     Interest on deposits                                                      28,747          37,686           -23.7%
     Interest on borrowings                                                     6,281           7,971           -21.2%
                                                                         ------------    ------------
       TOTAL INTEREST EXPENSE                                                  35,028          45,657           -23.3%
                                                                         ------------    ------------
       NET INTEREST INCOME                                                    142,022         133,108             6.7%
     Provision for loan losses                                                  9,000           8,750             2.9%
                                                                         ------------    ------------
       NET INTEREST INCOME AFTER PROVISION                                    133,022         124,358             7.0%
                                                                         ------------    ------------
     Service charges on deposit accounts                                       31,466          27,357            15.0%
     Investment services                                                        7,214           7,183             0.4%
     Other fee income                                                          12,441           6,094           104.2%
     Other operating income                                                    11,461           8,074            41.9%
     Gain on sales of securities, net                                           1,181           1,682           -29.8%
                                                                         ------------    ------------
       TOTAL NONINTEREST INCOME                                                63,763          50,390            26.5%
                                                                         ------------    ------------
     Salaries and benefits                                                     75,781          64,785            17.0%
     Occupancy expenses                                                        21,391          16,956            26.2%
     Merger-related expenses                                                    3,000              --           100.0%
     Core deposit intangible amortization expense                                 695              --           100.0%
     Other expenses                                                            31,166          29,799             4.6%
     Minority interest                                                             --              79          -100.0%
                                                                         ------------    ------------
       TOTAL NONINTEREST EXPENSES                                             132,033         111,619            18.3%
                                                                         ------------    ------------
       INCOME BEFORE INCOME TAXES                                              64,752          63,129             2.6%
     Provision for income taxes                                                20,335          19,840             2.5%
                                                                         ------------    ------------

       NET INCOME                                                        $     44,417    $     43,289             2.6%
                                                                         ============    ============
       BASIC EARNINGS PER COMMON SHARE                                   $       1.31    $       1.30             0.8%
                                                                         ============    ============
       DILUTED EARNINGS PER COMMON SHARE                                 $       1.28    $       1.26             1.6%
                                                                         ============    ============

       PERIOD END # OF SHARES OUTSTANDING                                      34,184          33,834             1.0%
       WEIGHTED AVG # OF SHARES OUTSTANDING (INCL CSE'S)                       34,783          34,408             1.1%

                                                                            3Q-03           3Q-02          % CHANGE
                                                                         ------------    ------------    ------------
NONPERFORMING ASSETS                                                         ($ in 000's except per share data)

     Nonaccrual loans                                                    $     14,173     $     14,596             -2.9%
     Accruing loans 90 or more days past due                                      983            2,687            -63.4%
     ORE and OLRA                                                               3,688              829            344.9%
                                                                         ------------     ------------
       Total nonperforming assets                                        $     18,844     $     18,112              4.0%
                                                                         ============     ============

CHANGES IN ALLOWANCE FOR LOAN LOSSES

     Allowance for loan losses - beginning of period                     $     38,723     $     33,025             17.3%
     Provision for loan losses                                                  3,000            3,000              0.0%
     Charge-offs                                                               (2,157)          (1,580)            36.5%
     Recoveries                                                                   143              152             -5.9%
     Allowance acquired through mergers and acquisitions                        1,426               --            100.0%
                                                                         ------------     ------------
     Allowance for loan losses - end of period                           $     41,135     $     34,597             18.9%
                                                                         ============     ============

RATIOS

     Return on average assets                                                    0.95%            1.25%
     Return on average common shareholders' equity                              11.14%           13.59%
     Leverage ratio                                                              8.06%            8.97%
     Yield on interest-earning assets                                            4.77%            5.83%
     Cost of funds with demand accounts                                          0.87%            1.48%
     Net interest margin                                                         3.89%            4.36%
     Efficiency ratio                                                           69.25%           62.96%
     Demand deposits to total deposits                                          30.97%           28.69%
     Noninterest income to total income                                         32.93%           26.53%
     Noninterest expense to average interest-earning assets                      4.01%            3.63%
     Nonperforming assets to loans and other real estate                         0.57%            0.62%
     Net charge-offs to average loans                                            0.24%            0.20%
     Allowance for loan losses to total loans                                    1.24%            1.18%
     Allowance for loan losses to nonperforming loans                          271.41%          200.18%

COMMON STOCK PERFORMANCE

     Market value of stock - Close                                       $     36.490     $     36.410
     Market value of stock - High                                        $     38.450     $     39.200
     Market value of stock - Low                                         $     32.050     $     30.450
     Book value of stock                                                 $      14.07     $      12.84
     Market/book value of stock                                                   259%             283%
     Price/12 month trailing earnings ratio                                        21               22

OTHER DATA

     EOP Employees  - full time equivalent                                      1,728            1,434             20.5%

PERIOD END BALANCES                                                                       ($ in 000's)

     Loans held for investment                                           $  3,328,827     $  2,928,547             13.7%
     Loans held for sale                                                      100,366           81,874             22.6%
     Investment securities                                                  1,507,504        1,254,849             20.1%
     Securities purchased under resale agreements                              30,000           20,000             50.0%
     Fed funds sold and other interest-earning assets                          88,592          130,124            -31.9%
                                                                         ------------     ------------
       TOTAL INTEREST-EARNING ASSETS                                        5,055,289        4,415,394             14.5%
                                                                         ------------     ------------
     Allowance for loan losses                                                (41,135)         (34,597)            18.9%
     Cash and due from banks                                                  286,417          197,489             45.0%
     Goodwill                                                                  25,647            2,590            890.2%
     Core deposit intangibles                                                   6,858               --            100.0%
     Other assets                                                             330,434          257,581             28.3%
                                                                         ------------     ------------
       TOTAL ASSETS                                                      $  5,663,510     $  4,838,457             17.1%
                                                                         ============     ============

     Noninterest-bearing demand deposits                                 $  1,341,277     $  1,115,405             20.3%
     Interest-bearing demand deposits                                          40,496           35,000             15.7%
     Savings deposits                                                       1,875,665        1,521,060             23.3%
     Time deposits                                                          1,051,815          903,874             16.4%
                                                                         ------------     ------------
       Total deposits                                                       4,309,253        3,575,339             20.5%
     Repurchase agreements and other borrowed funds                           842,644          804,294              4.8%
     Other liabilities                                                         30,709           22,755             35.0%
     Minority interest in consolidated subsidiary                                  --            1,503           -100.0%
     Shareholders' equity                                                     480,904          434,566             10.7%
                                                                         ------------     ------------
       TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $  5,663,510     $  4,838,457             17.1%
                                                                         ============     ============

                                                                           YTD 03          YTD 02         % CHANGE
                                                                         -----------    ------------    ------------
NONPERFORMING ASSETS                                                         ($ in 000's except per share data)

     Nonaccrual loans
     Accruing loans 90 or more days past due
     ORE and OLRA

       Total nonperforming assets


CHANGES IN ALLOWANCE FOR LOAN LOSSES

     Allowance for loan losses - beginning of period                     $     36,696   $     31,390           16.9%
     Provision for loan losses                                                  9,000          8,750            2.9%
     Charge-offs                                                               (6,530)        (6,047)           8.0%
     Recoveries                                                                   543            504            7.7%
     Allowance acquired through mergers and acquisitions                        1,426             --          100.0%
                                                                         ------------   ------------
     Allowance for loan losses - end of period                           $     41,135   $     34,597           18.9%
                                                                         ============   ============

RATIOS

     Return on average assets                                                    1.13%          1.30%
     Return on average common shareholders' equity                              12.72%         14.62%
     Leverage ratio
     Yield on interest-earning assets                                            5.02%          5.95%
     Cost of funds with demand accounts                                          0.99%          1.52%
     Net interest margin                                                         4.02%          4.43%
     Efficiency ratio                                                           64.53%         61.39%
     Demand deposits to total deposits                                          30.55%         28.11%
     Noninterest income to total income                                         30.99%         27.46%
     Noninterest expense to average interest-earning assets                      3.74%          3.72%
     Nonperforming assets to loans and other real estate
     Net charge-offs to average loans                                            0.25%          0.27%
     Allowance for loan losses to total loans
     Allowance for loan losses to nonperforming loans

COMMON STOCK PERFORMANCE

     Market value of stock - Close                                       $     36.490   $     36.410
     Market value of stock - High                                        $     38.450   $     39.200
     Market value of stock - Low                                         $     27.590   $     26.750
     Book value of stock
     Market/book value of stock
     Price/12 month trailing earnings ratio

OTHER DATA

     EOP Employees  - full time equivalent

PERIOD END BALANCES ($ in 000's)

     Loans held for investment
     Loans held for sale
     Investment securities
     Securities purchased under resale agreements
     Fed funds sold and other interest-earning assets

       TOTAL INTEREST-EARNING ASSETS

     Allowance for loan losses
     Cash and due from banks
     Goodwill
     Core deposit intangibles
     Other assets

       TOTAL ASSETS


     Noninterest-bearing demand deposits
     Interest-bearing demand deposits
     Savings deposits
     Time deposits

       Total deposits
     Repurchase agreements and other borrowed funds
     Other liabilities
     Minority interest in consolidated subsidiary
     Shareholders' equity

       TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY


Exhibit I

                        Southwest Bancorporation of Texas
                              Net Interest Spreads
                           (yield minus cost of funds)


                              4Q01        1Q02        2Q02        3Q02        4Q02        1Q03        2Q03        3Q03
                             ------      ------      ------      ------      ------      ------      ------      ------
Loans                          4.78%       4.75%       4.83%       4.79%       4.67%       4.58%       4.70%       4.68%
Investment securities          3.51%       3.84%       3.90%       3.67%       2.92%       3.09%       2.76%       2.39%

EXHIBIT II

                                   RATE VOLUME
                             3 MONTHS ENDED ANALYSIS
                                   (unaudited)

                                                             Three Months Ended                       Three Months Ended
                                                             September 30, 2003                       September 30, 2002
                                                   --------------------------------------   --------------------------------------
                                                     Average      Interest      Average       Average      Interest      Average
                                                   Outstanding     Earned/      Yield/      Outstanding     Earned/      Yield/
                                                     Balance        Paid         Rate         Balance        Paid         Rate
                                                   -----------   -----------  -----------   -----------   -----------  -----------
                                                                               (Dollars in thousands)
Interest-earning assets:
   Loans                                           $ 3,456,711   $    48,359         5.55%  $ 2,928,311   $    45,774         6.20%
   Securities                                        1,497,754        12,314         3.26     1,192,252        15,266         5.08
   Federal funds sold and other                        120,474           303         1.00        46,249           191         1.64
                                                   -----------   -----------  -----------   -----------   -----------  -----------
       Total interest-earning assets                 5,074,939        60,976         4.77%    4,166,812        61,231         5.83%
                                                                 -----------  -----------                 -----------  -----------

Less allowance for loan losses                         (41,469)                                 (34,474)
                                                   -----------                              -----------

Total interest-earning assets, net of allowance      5,033,470                                4,132,338
Noninterest-earning assets                             576,097                                  474,758
                                                   -----------                              -----------

       Total assets                                $ 5,609,567                              $ 4,607,096
                                                   ===========                              ===========

Interest-bearing liabilities:
   Money market and savings deposits               $ 1,927,282         3,685         0.76%  $ 1,561,247         5,325         1.35%
   Time deposits                                     1,064,502         5,421         2.02       964,091         7,494         3.08
   Repurchase agreements and other borrowed funds      771,132         2,105         1.08       613,791         2,671         1.73
                                                   -----------   -----------  -----------   -----------   -----------  -----------

       Total interest-bearing liabilities            3,762,916        11,211         1.18%    3,139,129        15,490         1.96%
                                                                 -----------  -----------                 -----------  -----------

Noninterest-bearing liabilities:
   Noninterest-bearing demand deposits               1,342,560                                1,016,011
   Other liabilities                                    27,493                                   26,738
                                                   -----------                              -----------
       Total liabilities                             5,132,969                                4,181,878
Shareholders' equity                                   476,598                                  425,218
                                                   -----------                              -----------

       Total liabilities and shareholder's equity  $ 5,609,567                              $ 4,607,096
                                                   ===========                              ===========

Net interest income                                              $    49,765                              $    45,741
                                                                 ===========                              ===========

Net interest spread                                                                  3.59%                                    3.87%
                                                                              ===========                              ===========
Net interest margin                                                                  3.89%                                    4.36%
                                                                              ===========                              ===========

                                                                    Three Months Ended
                                                                    Q3 2003 vs Q3 2002
                                                       -----------------------------------------------
                                                       -----------------------------------------------
                                                                    Increase (Decrease)
                                                                           Due to
                                                       -----------------------------------------------
                                                         Volume             Rate             Total
                                                       ------------     ------------      ------------
                                                                   (Dollars in thousands)
Interest-earning assets:
Loans                                                  $      8,260     $     (5,675)     $      2,585
Securities                                                    3,912           (6,864)           (2,952)
Federal funds sold and other                                    307             (195)              112
                                                       ------------     ------------      ------------

  Total increase (decrease)  in interest income              12,479          (12,734)             (255)
                                                       ------------     ------------      ------------

Interest-bearing liabilities:
Money market and savings deposits                             1,248           (2,888)           (1,640)
Time deposits                                                   781           (2,854)           (2,073)
Repurchase agreements and other borrowed funds                  685           (1,251)             (566)
                                                       ------------     ------------      ------------

  Total increase  (decrease) in interest expense              2,714           (6,993)           (4,279)
                                                       ------------     ------------      ------------

Increase (decrease) in net interest income             $      9,765     $     (5,741)     $      4,024
                                                       ============     ============      ============

EXHIBIT III

                                   RATE VOLUME
                             LINKED QUARTER ANALYSIS
                                   (unaudited)

                                                              Three Months Ended                      Three Months Ended
                                                              September 30, 2003                        June 30, 2003
                                                   --------------------------------------   --------------------------------------
                                                     Average      Interest      Average       Average      Interest      Average
                                                   Outstanding     Earned/      Yield/      Outstanding     Earned/      Yield/
                                                     Balance        Paid         Rate         Balance        Paid         Rate
                                                   -----------   -----------  -----------   -----------   -----------  -----------
                                                                               (Dollars in thousands)
Interest-earning assets:
   Loans                                           $ 3,456,711   $    48,359         5.55%  $ 3,304,819   $    46,988         5.70%
   Securities                                        1,497,754        12,314         3.26     1,222,798        11,489         3.77
   Federal funds sold and other                        120,474           303         1.00        96,204           284         1.18
                                                   -----------   -----------  -----------   -----------   -----------  -----------
       Total interest-earning assets                 5,074,939        60,976         4.77%    4,623,821        58,761         5.10%
                                                                 -----------  -----------                 -----------  -----------

Less allowance for loan losses                         (41,469)                                 (39,930)
                                                   -----------                              -----------

Total interest-earning assets, net of allowance      5,033,470                                4,583,891
Noninterest-earning assets                             576,097                                  526,301
                                                   -----------                              -----------

       Total assets                                $ 5,609,567                              $ 5,110,192
                                                   ===========                              ===========

Interest-bearing liabilities:
   Money market and savings deposits               $ 1,927,282         3,685         0.76%  $ 1,810,986         4,035         0.89%
   Time deposits                                     1,064,502         5,421         2.02       964,980         5,500         2.29
   Repurchase agreements and other borrowed funds      771,132         2,105         1.08       627,729         2,050         1.31
                                                   -----------   -----------  -----------   -----------   -----------  -----------

       Total interest-bearing liabilities            3,762,916        11,211         1.18%    3,403,695        11,585         1.37%
                                                                 -----------  -----------                 -----------  -----------

Noninterest-bearing liabilities:
   Noninterest-bearing demand deposits               1,342,560                                1,208,477
   Other liabilities                                    27,493                                   27,349
                                                   -----------                              -----------
       Total liabilities                             5,132,969                                4,639,521
Shareholders' equity                                   476,598                                  470,671
                                                   -----------                              -----------

       Total liabilities and shareholder's equity  $ 5,609,567                              $ 5,110,192
                                                   ===========                              ===========

Net interest income                                              $    49,765                              $    47,176
                                                                 ===========                              ===========

Net interest spread                                                                  3.59%                                    3.73%
                                                                              ===========                              ===========
Net interest margin                                                                  3.89%                                    4.09%
                                                                              ===========                              ===========

                                                                            Three Months Ended
                                                                            Q3 2003 vs Q2 2003
                                                     ----------------------------------------------------------------
                                                     ----------------------------------------------------------------
                                                                            Increase (Decrease)
                                                                                  Due to
                                                     ----------------------------------------------------------------
                                                        Volume            Rate              Days            Total
                                                     ------------     ------------      ------------     ------------
                                                                          (Dollars in thousands)
Interest-earning assets:
Loans                                                $      2,183     $     (1,328)     $        516     $      1,371
Securities                                                  2,612           (1,913)              126              825
Federal funds sold and other                                   72              (56)                3               19
                                                     ------------     ------------      ------------     ------------

  Total increase (decrease)  in interest income             4,867           (3,297)              645            2,215
                                                     ------------     ------------      ------------     ------------

Interest-bearing liabilities:
Money market and savings deposits                             262             (656)               44             (350)
Time deposits                                                 573             (712)               60              (79)
Repurchase agreements and other borrowed funds                473             (441)               23               55
                                                     ------------     ------------      ------------     ------------

  Total increase  (decrease) in interest expense            1,308           (1,809)              127             (374)
                                                     ------------     ------------      ------------     ------------

Increase (decrease) in net interest income           $      3,559     $     (1,488)     $        518     $      2,589
                                                     ============     ============      ============     ============

EXHIBIT IV

                SOUTHWEST BANCORPORATION OF TEXAS, INC.
             CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)
                        QUARTERLY TREND ANALYSIS

                                                                       3Q-01           4Q-01           1Q-02           2Q-02
                                                                    -----------     -----------     -----------     -----------
BALANCE SHEET AVERAGES
     Loans held for investment                                      $ 2,594,614     $ 2,656,430     $ 2,694,550     $ 2,765,257
     Loans held for sale                                                 82,231          88,498          79,020          76,361
     Investment securities                                              924,501         993,588       1,074,243       1,089,573
     Securities purchased under resale agreements                           924          10,957          21,089          10,330
     Fed funds sold and other interest-earning assets                    49,902          58,719          24,528          37,341
                                                                    -----------     -----------     -----------     -----------
       TOTAL INTEREST-EARNING ASSETS                                  3,652,172       3,808,192       3,893,430       3,978,862
                                                                    -----------     -----------     -----------     -----------
     Allowance for loan losses                                          (31,431)        (31,723)        (32,503)        (33,142)
     Cash and due from banks                                            172,392         187,129         225,660         171,550
     Goodwill                                                             2,685           2,621           2,590           2,590
     Core deposit intangibles                                                --              --              --              --
     Other assets                                                       242,885         249,613         255,412         250,279
                                                                    -----------     -----------     -----------     -----------
       TOTAL ASSETS                                                 $ 4,038,703     $ 4,215,832     $ 4,344,589     $ 4,370,139
                                                                    ===========     ===========     ===========     ===========

     Noninterest-bearing deposits                                   $   841,680     $   910,127     $   904,276     $   954,006
     Interest-bearing demand deposits                                    33,948          33,986          34,303          32,735
     Savings deposits                                                 1,475,345       1,486,203       1,453,126       1,460,482
     Time deposits                                                      918,749         927,134         917,885         929,548
                                                                    -----------     -----------     -----------     -----------
       Total deposits                                                 3,269,722       3,357,450       3,309,590       3,376,771
     Repurchase agreements and other borrowed funds                     400,818         471,941         640,347         575,363
     Other liabilities                                                   26,841          23,793          21,532          26,167
     Minority interest                                                    1,378           1,432           1,417           1,393
     Shareholders' equity                                               339,944         361,216         371,703         390,445
                                                                    -----------     -----------     -----------     -----------
       TOTAL LIABILITIES AND EQUITY                                 $ 4,038,703     $ 4,215,832     $ 4,344,589     $ 4,370,139
                                                                    ===========     ===========     ===========     ===========

INCOME STATEMENT DATA
     Interest and fees on loans                                     $    50,938     $    46,376     $    43,382     $    44,767
     Interest on securities                                              13,256          13,607          14,379          14,629
     Interest on fed funds sold and other interest-earning assets           366             481             191             186
                                                                    -----------     -----------     -----------     -----------
       TOTAL INTEREST INCOME                                             64,560          60,464          57,952          59,582
                                                                    -----------     -----------     -----------     -----------
     Interest on deposits                                                20,688          15,871          12,693          12,174
     Interest on borrowings                                               3,098           2,647           2,797           2,503
                                                                    -----------     -----------     -----------     -----------
       TOTAL INTEREST EXPENSE                                            23,786          18,518          15,490          14,677
                                                                    -----------     -----------     -----------     -----------
       NET INTEREST INCOME                                               40,774          41,946          42,462          44,905
     Provision for loan losses                                            2,000           2,000           2,500           3,250
                                                                    -----------     -----------     -----------     -----------
       NET INTEREST INCOME AFTER PROVISION                               38,774          39,946          39,962          41,655
                                                                    -----------     -----------     -----------     -----------
     Service charges on deposit accounts                                  7,167           7,443           8,021           8,652
     Investment services                                                  2,046           1,803           2,417           2,395
     Other fee income                                                     3,609           3,730           3,553           3,903
     Other operating income                                               2,108           2,769           2,203           2,724
     Gain (loss) on sales of securities                                       8             (19)              1               1
                                                                    -----------     -----------     -----------     -----------
       TOTAL NONINTEREST INCOME                                          14,938          15,726          16,195          17,675
                                                                    -----------     -----------     -----------     -----------
     Salaries and benefits                                               19,466          20,300          20,973          21,487
     Occupancy expenses                                                   5,624           5,838           5,485           5,631
     Merger-related expenses                                                 --              --              --              --
     Core deposit intangible amortization expense                            --              --              --              --
     Other expenses                                                       8,528           9,082           9,741          10,109
     Minority interest                                                      (38)             15              25              24
                                                                    -----------     -----------     -----------     -----------
       TOTAL NONINTEREST EXPENSES                                        33,580          35,235          36,224          37,251
                                                                    -----------     -----------     -----------     -----------
       INCOME BEFORE INCOME TAXES                                        20,132          20,437          19,933          22,079
     Provision for income taxes                                           6,460           6,451           6,388           6,897
                                                                    -----------     -----------     -----------     -----------
       NET INCOME                                                   $    13,672     $    13,986     $    13,545     $    15,182
                                                                    ===========     ===========     ===========     ===========
       BASIC EARNINGS PER COMMON SHARE                              $      0.42     $      0.42     $      0.41     $      0.46
                                                                    ===========     ===========     ===========     ===========
       DILUTED EARNINGS PER COMMON SHARE                            $      0.40     $      0.41     $      0.40     $      0.44
                                                                    ===========     ===========     ===========     ===========

       PERIOD END # OF SHARES OUTSTANDING                                32,911          32,924          33,004          33,632
       WEIGHTED AVG # OF SHARES OUTSTANDING (INCL CSE'S)                 34,083          33,983          34,081          34,412




                                                                      3Q-02           4Q-02           1Q-03           2Q-03
                                                                   -----------     -----------     -----------     -----------
BALANCE SHEET AVERAGES
     Loans held for investment                                     $ 2,855,389     $ 3,034,633     $ 3,128,640     $ 3,218,818
     Loans held for sale                                                72,922          85,766          93,726          86,001
     Investment securities                                           1,192,252       1,198,055       1,157,825       1,222,798
     Securities purchased under resale agreements                       19,999          20,000          18,000          30,000
     Fed funds sold and other interest-earning assets                   26,250          41,967          53,316          66,204
                                                                   -----------     -----------     -----------     -----------
       TOTAL INTEREST-EARNING ASSETS                                 4,166,812       4,380,421       4,451,507       4,623,821
                                                                   -----------     -----------     -----------     -----------
     Allowance for loan losses                                         (34,474)        (36,105)        (38,216)        (39,930)
     Cash and due from banks                                           191,469         226,675         299,117         233,126
     Goodwill                                                            2,590           2,590           2,590           2,590
     Core deposit intangibles                                               --              --              --              --
     Other assets                                                      280,699         283,477         289,330         290,585
                                                                   -----------     -----------     -----------     -----------
       TOTAL ASSETS                                                $ 4,607,096     $ 4,857,058     $ 5,004,328     $ 5,110,192
                                                                   ===========     ===========     ===========     ===========

     Noninterest-bearing deposits                                  $ 1,016,011     $ 1,099,772     $ 1,172,389     $ 1,208,477
     Interest-bearing demand deposits                                   32,006          38,572          35,047          35,451
     Savings deposits                                                1,529,241       1,630,166       1,698,516       1,775,535
     Time deposits                                                     964,091         892,342         965,267         964,980
                                                                   -----------     -----------     -----------     -----------
       Total deposits                                                3,541,349       3,660,852       3,871,219       3,984,443
     Repurchase agreements and other borrowed funds                    613,791         730,363         639,359         627,729
     Other liabilities                                                  25,266          25,695          40,323          27,349
     Minority interest                                                   1,472             506              --              --
     Shareholders' equity                                              425,218         439,642         453,427         470,671
                                                                   -----------     -----------     -----------     -----------
       TOTAL LIABILITIES AND EQUITY                                $ 4,607,096     $ 4,857,058     $ 5,004,328     $ 5,110,192
                                                                   ===========     ===========     ===========     ===========

INCOME STATEMENT DATA
     Interest and fees on loans                                    $    45,774     $    46,735     $    45,156     $    46,988
     Interest on securities                                             15,266          12,685          11,951          11,489
     Interest on fed funds sold and other interest-earning assets          191             230             206             284
                                                                   -----------     -----------     -----------     -----------
       TOTAL INTEREST INCOME                                            61,231          59,650          57,313          58,761
                                                                   -----------     -----------     -----------     -----------
     Interest on deposits                                               12,819          11,276          10,106           9,535
     Interest on borrowings                                              2,671           2,846           2,126           2,050
                                                                   -----------     -----------     -----------     -----------
       TOTAL INTEREST EXPENSE                                           15,490          14,122          12,232          11,585
                                                                   -----------     -----------     -----------     -----------
       NET INTEREST INCOME                                              45,741          45,528          45,081          47,176
     Provision for loan losses                                           3,000           3,000           3,000           3,000
                                                                   -----------     -----------     -----------     -----------
       NET INTEREST INCOME AFTER PROVISION                              42,741          42,528          42,081          44,176
                                                                   -----------     -----------     -----------     -----------
     Service charges on deposit accounts                                 8,367           8,896           9,617           9,316
     Investment services                                                 2,371           2,119           2,295           2,430
     Other fee income                                                      957           4,173           3,648           3,959
     Other operating income                                              3,145           4,758           3,658           3,259
     Gain (loss) on sales of securities                                  1,680              55              35           1,115
                                                                   -----------     -----------     -----------     -----------
       TOTAL NONINTEREST INCOME                                         16,520          20,001          19,253          20,079
                                                                   -----------     -----------     -----------     -----------
     Salaries and benefits                                              22,325          22,777          23,826          24,076
     Occupancy expenses                                                  5,840           7,110           6,500           6,885
     Merger-related expenses                                                --              --              --              --
     Core deposit intangible amortization expense                           --              --              --              --
     Other expenses                                                      9,949           9,611           9,185          10,202
     Minority interest                                                      30             (39)             --              --
                                                                   -----------     -----------     -----------     -----------
       TOTAL NONINTEREST EXPENSES                                       38,144          39,459          39,511          41,163
                                                                   -----------     -----------     -----------     -----------
       INCOME BEFORE INCOME TAXES                                       21,117          23,070          21,823          23,092
     Provision for income taxes                                          6,555           7,153           6,748           7,129
                                                                   -----------     -----------     -----------     -----------
       NET INCOME                                                  $    14,562     $    15,917     $    15,075     $    15,963
                                                                   ===========     ===========     ===========     ===========
       BASIC EARNINGS PER COMMON SHARE                             $      0.43     $      0.47     $      0.45     $      0.47
                                                                   ===========     ===========     ===========     ===========
       DILUTED EARNINGS PER COMMON SHARE                           $      0.42     $      0.46     $      0.44     $      0.46
                                                                   ===========     ===========     ===========     ===========

       PERIOD END # OF SHARES OUTSTANDING                               33,834          33,856          33,893          34,060
       WEIGHTED AVG # OF SHARES OUTSTANDING (INCL CSE'S)                34,726          34,566          34,640          34,729



                                                                                       VERSUS PRIOR QUARTER
                                                                      3Q-03         $ CHANGE        % CHANGE
                                                                   -----------     -----------     -----------
BALANCE SHEET AVERAGES
     Loans held for investment                                     $ 3,351,647     $   132,829             4.1%
     Loans held for sale                                               105,064          19,063            22.2%
     Investment securities                                           1,497,754         274,956            22.5%
     Securities purchased under resale agreements                       30,000              --             0.0%
     Fed funds sold and other interest-earning assets                   90,474          24,270            36.7%
                                                                   -----------     -----------
       TOTAL INTEREST-EARNING ASSETS                                 5,074,939         451,118             9.8%
                                                                   -----------     -----------
     Allowance for loan losses                                         (41,469)         (1,539)            3.9%
     Cash and due from banks                                           257,010          23,884            10.2%
     Goodwill                                                           25,471          22,881           883.4%
     Core deposit intangibles                                            6,327           6,327           100.0%
     Other assets                                                      287,289          (3,296)           -1.1%
                                                                   -----------     -----------
       TOTAL ASSETS                                                $ 5,609,567     $   499,375             9.8%
                                                                   ===========     ===========

     Noninterest-bearing deposits                                  $ 1,342,560     $   134,083            11.1%
     Interest-bearing demand deposits                                   73,142          37,691           106.3%
     Savings deposits                                                1,854,140          78,605             4.4%
     Time deposits                                                   1,064,502          99,522            10.3%
                                                                   -----------     -----------
       Total deposits                                                4,334,344         349,901             8.8%
     Repurchase agreements and other borrowed funds                    771,132         143,403            22.8%
     Other liabilities                                                  27,493             144             0.5%
     Minority interest                                                      --              --             0.0%
     Shareholders' equity                                              476,598           5,927             1.3%
                                                                   -----------     -----------
       TOTAL LIABILITIES AND EQUITY                                $ 5,609,567     $   499,375             9.8%
                                                                   ===========     ===========

INCOME STATEMENT DATA
     Interest and fees on loans                                    $    48,359     $     1,371             2.9%
     Interest on securities                                             12,314             825             7.2%
     Interest on fed funds sold and other interest-earning assets          303              19             6.7%
                                                                   -----------     -----------
       TOTAL INTEREST INCOME                                            60,976           2,215             3.8%
                                                                   -----------     -----------
     Interest on deposits                                                9,106            (429)           -4.5%
     Interest on borrowings                                              2,105              55             2.7%
                                                                   -----------     -----------
       TOTAL INTEREST EXPENSE                                           11,211            (374)           -3.2%
                                                                   -----------     -----------
       NET INTEREST INCOME                                              49,765           2,589             5.5%
     Provision for loan losses                                           3,000              --             0.0%
                                                                   -----------     -----------
       NET INTEREST INCOME AFTER PROVISION                              46,765           2,589             5.9%
                                                                   -----------     -----------
     Service charges on deposit accounts                                10,551           1,235            13.3%
     Investment services                                                 2,489              59             2.4%
     Other fee income                                                    6,816           2,857            72.2%
     Other operating income                                              4,545           1,286            39.5%
     Gain (loss) on sales of securities                                     31          (1,084)          -97.2%
                                                                   -----------     -----------
       TOTAL NONINTEREST INCOME                                         24,432           4,353            21.7%
                                                                   -----------     -----------
     Salaries and benefits                                              27,878           3,802            15.8%
     Occupancy expenses                                                  8,006           1,121            16.3%
     Merger-related expenses                                             3,000           3,000           100.0%
     Core deposit intangible amortization expense                          695             695           100.0%
     Other expenses                                                     11,779           1,577            15.5%
     Minority interest                                                      --              --             0.0%
                                                                   -----------     -----------
       TOTAL NONINTEREST EXPENSES                                       51,358          10,195            24.8%
                                                                   -----------     -----------
       INCOME BEFORE INCOME TAXES                                       19,839          (3,253)          -14.1%
     Provision for income taxes                                          6,459            (670)           -9.4%
                                                                   -----------     -----------
       NET INCOME                                                  $    13,380     $    (2,583)          -16.2%
                                                                   ===========     ===========
       BASIC EARNINGS PER COMMON SHARE                             $      0.39     $     (0.08)          -17.0%
                                                                   ===========     ===========
       DILUTED EARNINGS PER COMMON SHARE                           $      0.38     $     (0.08)          -17.4%
                                                                   ===========     ===========

       PERIOD END # OF SHARES OUTSTANDING                               34,184             124             0.4%
       WEIGHTED AVG # OF SHARES OUTSTANDING (INCL CSE'S)                35,004             275             0.8%



                                                                        VERSUS PRIOR YEAR
                                                                    $ CHANGE         % CHANGE
                                                                   -----------     -----------
BALANCE SHEET AVERAGES
     Loans held for investment                                     $   496,258            17.4%
     Loans held for sale                                                32,142            44.1%
     Investment securities                                             305,502            25.6%
     Securities purchased under resale agreements                       10,001            50.0%
     Fed funds sold and other interest-earning assets                   64,224           244.7%
                                                                   -----------
       TOTAL INTEREST-EARNING ASSETS                                   908,127            21.8%
                                                                   -----------
     Allowance for loan losses                                          (6,995)           20.3%
     Cash and due from banks                                            65,541            34.2%
     Goodwill                                                           22,881           883.4%
     Core deposit intangibles                                            6,327           100.0%
     Other assets                                                        6,590             2.3%
                                                                   -----------
       TOTAL ASSETS                                                $ 1,002,471            21.8%
                                                                   ===========

     Noninterest-bearing deposits                                  $   326,549            32.1%
     Interest-bearing demand deposits                                   41,136           128.5%
     Savings deposits                                                  324,899            21.2%
     Time deposits                                                     100,411            10.4%
                                                                   -----------
       Total deposits                                                  792,995            22.4%
     Repurchase agreements and other borrowed funds                    157,341            25.6%
     Other liabilities                                                   2,227             8.8%
     Minority interest                                                  (1,472)          100.0%
     Shareholders' equity                                               51,380            12.1%
                                                                   -----------
       TOTAL LIABILITIES AND EQUITY                                $ 1,002,471            21.8%
                                                                   ===========

INCOME STATEMENT DATA
     Interest and fees on loans                                    $     2,585             5.6%
     Interest on securities                                             (2,952)          -19.3%
     Interest on fed funds sold and other interest-earning assets          112            58.6%
                                                                   -----------
       TOTAL INTEREST INCOME                                              (255)           -0.4%
                                                                   -----------
     Interest on deposits                                               (3,713)          -29.0%
     Interest on borrowings                                               (566)          -21.2%
                                                                   -----------
       TOTAL INTEREST EXPENSE                                           (4,279)          -27.6%
                                                                   -----------
       NET INTEREST INCOME                                               4,024             8.8%
     Provision for loan losses                                              --             0.0%
                                                                   -----------
       NET INTEREST INCOME AFTER PROVISION                               4,024             9.4%
                                                                   -----------
     Service charges on deposit accounts                                 2,184            26.1%
     Investment services                                                   118             5.0%
     Other fee income                                                    5,859           612.2%
     Other operating income                                              1,400            44.5%
     Gain (loss) on sales of securities                                 (1,649)          -98.2%
                                                                   -----------
       TOTAL NONINTEREST INCOME                                          7,912            47.9%
                                                                   -----------
     Salaries and benefits                                               5,553            24.9%
     Occupancy expenses                                                  2,166            37.1%
     Merger-related expenses                                             3,000           100.0%
     Core deposit intangible amortization expense                          695           100.0%
     Other expenses                                                      1,830            18.4%
     Minority interest                                                     (30)          100.0%
                                                                   -----------
       TOTAL NONINTEREST EXPENSES                                       13,214            34.6%
                                                                   -----------
       INCOME BEFORE INCOME TAXES                                       (1,278)           -6.1%
     Provision for income taxes                                            (96)           -1.5%
                                                                   -----------
       NET INCOME                                                  $    (1,182)           -8.1%
                                                                   ===========
       BASIC EARNINGS PER COMMON SHARE                             $     (0.04)           -9.3%
                                                                   ===========
       DILUTED EARNINGS PER COMMON SHARE                           $     (0.04)           -9.5%
                                                                   ===========

       PERIOD END # OF SHARES OUTSTANDING                                  350             1.0%
       WEIGHTED AVG # OF SHARES OUTSTANDING (INCL CSE'S)                   278             0.8%

EXHIBIT IV

                SOUTHWEST BANCORPORATION OF TEXAS, INC.
             CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)
                        QUARTERLY TREND ANALYSIS

                                                                       3Q-01           4Q-01           1Q-02           2Q-02
                                                                    -----------     -----------     -----------     -----------
NONPERFORMING ASSETS
     Nonaccrual loans                                               $    12,073     $    11,020     $    15,153     $    11,725
     Accruing loans 90 or more days past due                              1,080           2,179             845           1,536
     ORE and OLRA                                                         1,149           1,037             963             818
                                                                    -----------     -----------     -----------     -----------
       Total nonperforming assets                                   $    14,302     $    14,236     $    16,961     $    14,079
                                                                    ===========     ===========     ===========     ===========

CHANGES IN ALLOWANCE FOR LOAN LOSSES
     Allowance for loan losses - beginning of period                $    30,590     $    31,142     $    31,390     $    32,508
     Provision for loan losses                                            2,000           2,000           2,500           3,250
     Charge-offs                                                         (1,625)         (1,801)         (1,465)         (3,002)
     Recoveries                                                             177              49              83             269
     Allowance acquired through mergers and acquisitions                     --              --              --              --
     Adjustment for sale of subsidiary                                       --              --              --              --
                                                                    -----------     -----------     -----------     -----------
     Allowance for loan losses - end of period                      $    31,142     $    31,390     $    32,508     $    33,025
                                                                    ===========     ===========     ===========     ===========

RATIOS
     Return on average assets                                              1.34%           1.32%           1.26%           1.39%
     Return on average common shareholders' equity                        15.96%          15.36%          14.78%          15.60%
     Leverage ratio                                                        8.47%           8.43%           8.53%           9.03%
     Yield on interest-earning assets                                      7.01%           6.30%           6.04%           6.01%
     Cost of funds with demand accounts                                    2.57%           1.92%           1.59%           1.49%
     Net interest margin                                                   4.43%           4.37%           4.42%           4.53%
     Efficiency ratio                                                     60.28%          61.08%          61.76%          59.53%
     Demand deposits to total deposits                                    25.74%          27.11%          27.32%          28.25%
     Noninterest income to total income                                   26.81%          27.27%          27.61%          28.24%
     Noninterest expense to average interest-earning assets                3.65%           3.67%           3.77%           3.76%
     Nonperforming assets to loans and other real estate                   0.54%           0.53%           0.62%           0.50%
     Net charge-offs to average loans                                      0.22%           0.26%           0.21%           0.40%
     Allowance for loan losses to total loans                              1.18%           1.17%           1.18%           1.17%
     Allowance for loan losses to nonperforming loans                    236.77%         237.82%         203.20%         249.04%



                                                                       3Q-02           4Q-02           1Q-03           2Q-03
                                                                    -----------     -----------     -----------     -----------
NONPERFORMING ASSETS
     Nonaccrual loans                                               $    14,596     $    13,113     $    20,503     $    14,609
     Accruing loans 90 or more days past due                              2,687           1,876           1,893           4,308
     ORE and OLRA                                                           829             760             684           3,398
                                                                    -----------     -----------     -----------     -----------
       Total nonperforming assets                                   $    18,112     $    15,749     $    23,080     $    22,315
                                                                    ===========     ===========     ===========     ===========

CHANGES IN ALLOWANCE FOR LOAN LOSSES
     Allowance for loan losses - beginning of period                $    33,025     $    34,597     $    36,696     $    38,508
     Provision for loan losses                                            3,000           3,000           3,000           3,000
     Charge-offs                                                         (1,580)         (1,045)         (1,319)         (3,054)
     Recoveries                                                             152             232             131             269
     Allowance acquired through mergers and acquisitions                     --              --              --              --
     Adjustment for sale of subsidiary                                       --             (88)             --              --
                                                                    -----------     -----------     -----------     -----------
     Allowance for loan losses - end of period                      $    34,597     $    36,696     $    38,508     $    38,723
                                                                    ===========     ===========     ===========     ===========

RATIOS
     Return on average assets                                              1.25%           1.30%           1.22%           1.25%
     Return on average common shareholders' equity                        13.59%          14.36%          13.48%          13.60%
     Leverage ratio                                                        8.97%           8.85%           8.91%           9.06%
     Yield on interest-earning assets                                      5.83%           5.40%           5.22%           5.10%
     Cost of funds with demand accounts                                    1.48%           1.28%           1.10%           1.01%
     Net interest margin                                                   4.36%           4.12%           4.11%           4.09%
     Efficiency ratio                                                     62.96%          60.27%          61.45%          62.24%
     Demand deposits to total deposits                                    28.69%          30.04%          30.28%          30.33%
     Noninterest income to total income                                   26.53%          30.52%          29.93%          29.86%
     Noninterest expense to average interest-earning assets                3.63%           3.57%           3.60%           3.57%
     Nonperforming assets to loans and other real estate                   0.62%           0.50%           0.73%           0.68%
     Net charge-offs to average loans                                      0.20%           0.11%           0.15%           0.35%
     Allowance for loan losses to total loans                              1.18%           1.18%           1.21%           1.18%
     Allowance for loan losses to nonperforming loans                    200.18%         244.82%         171.94%         204.70%



                                                                                        VERSUS PRIOR QUARTER
                                                                       3Q-03         $ CHANGE        % CHANGE
                                                                    -----------     -----------     -----------
NONPERFORMING ASSETS
     Nonaccrual loans                                               $    14,173     $      (436)           -3.0%
     Accruing loans 90 or more days past due                                983          (3,325)          -77.2%
     ORE and OLRA                                                         3,688             290             8.5%
                                                                    -----------     -----------
       Total nonperforming assets                                   $    18,844     $    (3,471)          -15.6%
                                                                    ===========     ===========

CHANGES IN ALLOWANCE FOR LOAN LOSSES
     Allowance for loan losses - beginning of period                $    38,723     $       215             0.6%
     Provision for loan losses                                            3,000              --             0.0%
     Charge-offs                                                         (2,157)            897           -29.4%
     Recoveries                                                             143            (126)          -46.8%
     Allowance acquired through mergers and acquisitions                  1,426           1,426           100.0%
     Adjustment for sale of subsidiary                                       --              --             0.0%
                                                                    -----------     -----------
     Allowance for loan losses - end of period                      $    41,135     $     2,412             6.2%
                                                                    ===========     ===========

RATIOS
     Return on average assets                                              0.95%          -0.30%          -24.0%
     Return on average common shareholders' equity                        11.14%          -2.46%          -18.1%
     Leverage ratio                                                        8.06%          -1.00%          -11.0%
     Yield on interest-earning assets                                      4.77%          -0.33%           -6.5%
     Cost of funds with demand accounts                                    0.87%          -0.14%          -13.9%
     Net interest margin                                                   3.89%          -0.20%           -4.9%
     Efficiency ratio                                                     69.25%           7.01%           11.3%
     Demand deposits to total deposits                                    30.97%           0.64%            2.1%
     Noninterest income to total income                                   32.93%           3.07%           10.3%
     Noninterest expense to average interest-earning assets                4.01%           0.44%           12.3%
     Nonperforming assets to loans and other real estate                   0.57%          -0.11%          -16.2%
     Net charge-offs to average loans                                      0.24%          -0.11%          -31.4%
     Allowance for loan losses to total loans                              1.24%           0.06%            5.1%
     Allowance for loan losses to nonperforming loans                    271.41%          66.71%           32.6%



                                                                          VERSUS PRIOR YEAR
                                                                      $ CHANGE        % CHANGE
                                                                     -----------     -----------
NONPERFORMING ASSETS
     Nonaccrual loans                                                $      (423)           -2.9%
     Accruing loans 90 or more days past due                              (1,704)          -63.4%
     ORE and OLRA                                                          2,859           344.9%
                                                                     -----------
       Total nonperforming assets                                    $       732             4.0%
                                                                     ===========

CHANGES IN ALLOWANCE FOR LOAN LOSSES
     Allowance for loan losses - beginning of period                 $     5,698            17.3%
     Provision for loan losses                                                --             0.0%
     Charge-offs                                                            (577)           36.5%
     Recoveries                                                               (9)           -5.9%
     Allowance acquired through mergers and acquisitions                   1,426           100.0%
     Adjustment for sale of subsidiary                                        --             0.0%
                                                                     -----------
     Allowance for loan losses - end of period                       $     6,538            18.9%
                                                                     ===========

RATIOS
     Return on average assets                                              -0.30%          -24.0%
     Return on average common shareholders' equity                         -2.45%          -18.0%
     Leverage ratio                                                        -0.91%          -10.1%
     Yield on interest-earning assets                                      -1.06%          -18.2%
     Cost of funds with demand accounts                                    -0.61%          -41.2%
     Net interest margin                                                   -0.47%          -10.8%
     Efficiency ratio                                                       6.29%           10.0%
     Demand deposits to total deposits                                      2.28%            7.9%
     Noninterest income to total income                                     6.40%           24.1%
     Noninterest expense to average interest-earning assets                 0.38%           10.5%
     Nonperforming assets to loans and other real estate                   -0.05%           -8.1%
     Net charge-offs to average loans                                       0.04%           20.0%
     Allowance for loan losses to total loans                               0.06%            5.1%
     Allowance for loan losses to nonperforming loans                      71.23%           35.6%

EXHIBIT IV

           SOUTHWEST BANCORPORATION OF TEXAS, INC.
        CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)
                   QUARTERLY TREND ANALYSIS

                                                                       3Q-01           4Q-01           1Q-02           2Q-02
                                                                    -----------     -----------     -----------     -----------
COMMON STOCK PERFORMANCE
     Market value of stock - Close                                  $    29.750     $    31.210     $    33.340     $    36.220
     Market value of stock - High                                   $    35.000     $    31.840     $    34.600     $    36.730
     Market value of stock - Low                                    $    27.000     $    24.030     $    26.750     $    30.680
     Book value of stock                                            $     10.81     $     10.99     $     11.33     $     12.21
     Market/book value of stock                                             275%            284%            294%            297%
     Price/earnings ratio                                                    21              20              21              22



PERIOD END BALANCES
     Loans held for investment                                      $ 2,645,977     $ 2,672,458     $ 2,750,685     $ 2,813,133
     Loans held for sale                                                 88,677          87,024          74,340          70,577
     Investment securities                                              942,073       1,068,315       1,064,615       1,162,966
     Securities purchased under resale agreements                            --          66,000              --          20,000
     Fed funds sold and other interest-earning assets                    48,885           6,633          13,034          75,404
                                                                    -----------     -----------     -----------     -----------
       TOTAL INTEREST-EARNING ASSETS                                  3,725,612       3,900,430       3,902,674       4,142,080
                                                                    -----------     -----------     -----------     -----------
     Allowance for loan losses                                          (31,142)        (31,390)        (32,508)        (33,025)
     Cash and due from banks                                            180,344         272,823         199,092         182,352
     Goodwill                                                             2,654           2,590           2,590           2,590
     Core deposit intangibles                                                --              --              --              --
     Other assets                                                       232,443         256,703         235,637         254,530
                                                                    -----------     -----------     -----------     -----------
       TOTAL ASSETS                                                 $ 4,109,911     $ 4,401,156     $ 4,307,485     $ 4,548,527
                                                                    ===========     ===========     ===========     ===========

     Noninterest-bearing demand deposits                            $   865,499     $   987,752     $   904,074     $ 1,042,127
     Interest-bearing demand deposits                                    29,682          38,373          32,927          29,806
     Savings deposits                                                 1,485,690       1,490,033       1,439,494       1,526,331
     Time deposits                                                      946,258         912,475         939,065         985,218
                                                                    -----------     -----------     -----------     -----------
       Total deposits                                                 3,327,129       3,428,633       3,315,560       3,583,482
     Repurchase agreements and other borrowed funds                     400,500         587,979         592,737         531,468
     Other liabilities                                                   25,006          21,402          23,988          21,609
     Minority interest                                                    1,429           1,408           1,386           1,461
     Shareholders' equity                                               355,847         361,734         373,814         410,507
                                                                    -----------     -----------     -----------     -----------
       TOTAL LIABILITIES AND EQUITY                                 $ 4,109,911     $ 4,401,156     $ 4,307,485     $ 4,548,527
                                                                    ===========     ===========     ===========     ===========



                                                                       3Q-02           4Q-02           1Q-03           2Q-03
                                                                    -----------     -----------     -----------     -----------
COMMON STOCK PERFORMANCE
     Market value of stock - Close                                  $    36.410     $    28.810     $    30.030     $    32.510
     Market value of stock - High                                   $    39.200     $    37.340     $    33.050     $    35.950
     Market value of stock - Low                                    $    30.450     $    24.490     $    27.590     $    29.650
     Book value of stock                                            $     12.84     $     13.16     $     13.60     $     14.09
     Market/book value of stock                                             283%            219%            221%            231%
     Price/earnings ratio                                                    22              17              17              18



PERIOD END BALANCES
     Loans held for investment                                      $ 2,928,547     $ 3,117,951     $ 3,181,059     $ 3,277,684
     Loans held for sale                                                 81,874         101,389          87,398          91,757
     Investment securities                                            1,254,849       1,201,200       1,193,917       1,303,613
     Securities purchased under resale agreements                        20,000          20,000          30,000          30,000
     Fed funds sold and other interest-earning assets                   130,124          43,107          92,364         244,117
                                                                    -----------     -----------     -----------     -----------
       TOTAL INTEREST-EARNING ASSETS                                  4,415,394       4,483,647       4,584,738       4,947,171
                                                                    -----------     -----------     -----------     -----------
     Allowance for loan losses                                          (34,597)        (36,696)        (38,508)        (38,723)
     Cash and due from banks                                            197,489         472,257         289,363         270,711
     Goodwill                                                             2,590           2,590           2,590           2,590
     Core deposit intangibles                                                --              --              --              --
     Other assets                                                       257,581         250,159         271,686         260,383
                                                                    -----------     -----------     -----------     -----------
       TOTAL ASSETS                                                 $ 4,838,457     $ 5,171,957     $ 5,109,869     $ 5,442,132
                                                                    ===========     ===========     ===========     ===========

     Noninterest-bearing demand deposits                            $ 1,115,405     $ 1,290,323     $ 1,270,991     $ 1,343,749
     Interest-bearing demand deposits                                    35,000          36,222          39,551          31,479
     Savings deposits                                                 1,521,060       1,715,536       1,723,369       1,766,818
     Time deposits                                                      903,874         869,968         978,350         997,407
                                                                    -----------     -----------     -----------     -----------
       Total deposits                                                 3,575,339       3,912,049       4,012,261       4,139,453
     Repurchase agreements and other borrowed funds                     804,294         790,873         602,465         789,993
     Other liabilities                                                   22,755          23,512          34,152          32,770
     Minority interest                                                    1,503              --              --              --
     Shareholders' equity                                               434,566         445,523         460,991         479,916
                                                                    -----------     -----------     -----------     -----------
       TOTAL LIABILITIES AND EQUITY                                 $ 4,838,457     $ 5,171,957     $ 5,109,869     $ 5,442,132
                                                                    ===========     ===========     ===========     ===========



                                                                                        VERSUS PRIOR QUARTER
                                                                       3Q-03         $ CHANGE        % CHANGE
                                                                    -----------     -----------     -----------
COMMON STOCK PERFORMANCE
     Market value of stock - Close                                  $    36.490     $      3.98            12.2%
     Market value of stock - High                                   $    38.450     $      2.50             7.0%
     Market value of stock - Low                                    $    32.050     $      2.40             8.1%
     Book value of stock                                            $     14.07     $     (0.02)           -0.1%
     Market/book value of stock                                             259%             28%           12.1%
     Price/earnings ratio                                                    21               3            16.7%



PERIOD END BALANCES
     Loans held for investment                                      $ 3,328,827     $    51,143             1.6%
     Loans held for sale                                                100,366           8,609             9.4%
     Investment securities                                            1,507,504         203,891            15.6%
     Securities purchased under resale agreements                        30,000              --             0.0%
     Fed funds sold and other interest-earning assets                    88,592        (155,525)          -63.7%
                                                                    -----------     -----------
       TOTAL INTEREST-EARNING ASSETS                                  5,055,289         108,118             2.2%
                                                                    -----------     -----------
     Allowance for loan losses                                          (41,135)         (2,412)            6.2%
     Cash and due from banks                                            286,417          15,706             5.8%
     Goodwill                                                            25,647          23,057           890.2%
     Core deposit intangibles                                             6,858           6,858           100.0%
     Other assets                                                       330,434          70,051            26.9%
                                                                    -----------     -----------
       TOTAL ASSETS                                                 $ 5,663,510     $   221,378             4.1%
                                                                    ===========     ===========

     Noninterest-bearing demand deposits                            $ 1,341,277     $    (2,472)           -0.2%
     Interest-bearing demand deposits                                    40,496           9,017            28.6%
     Savings deposits                                                 1,875,665         108,847             6.2%
     Time deposits                                                    1,051,815          54,408             5.5%
                                                                    -----------     -----------
       Total deposits                                                 4,309,253         169,800             4.1%
     Repurchase agreements and other borrowed funds                     842,644          52,651             6.7%
     Other liabilities                                                   30,709          (2,061)           -6.3%
     Minority interest                                                       --              --             0.0%
     Shareholders' equity                                               480,904             988             0.2%
                                                                    -----------     -----------
       TOTAL LIABILITIES AND EQUITY                                 $ 5,663,510     $   221,378             4.1%
                                                                    ===========     ===========



                                                                          VERSUS PRIOR YEAR
                                                                      $ CHANGE        % CHANGE
                                                                     -----------     -----------
COMMON STOCK PERFORMANCE
     Market value of stock - Close                                  $      0.08             0.2%
     Market value of stock - High                                   $     (0.75)           -1.9%
     Market value of stock - Low                                    $      1.60             5.3%
     Book value of stock                                            $      1.23             9.6%
     Market/book value of stock                                             -24%           -8.5%
     Price/earnings ratio                                                    (1)           -4.5%



PERIOD END BALANCES
     Loans held for investment                                      $   400,280            13.7%
     Loans held for sale                                                 18,492            22.6%
     Investment securities                                              252,655            20.1%
     Securities purchased under resale agreements                        10,000            50.0%
     Fed funds sold and other interest-earning assets                   (41,532)          -31.9%
                                                                    -----------
       TOTAL INTEREST-EARNING ASSETS                                    639,895            14.5%
                                                                    -----------
     Allowance for loan losses                                           (6,538)           18.9%
     Cash and due from banks                                             88,928            45.0%
     Goodwill                                                            23,057           890.2%
     Core deposit intangibles                                             6,858           100.0%
     Other assets                                                        72,853            28.3%
                                                                    -----------
       TOTAL ASSETS                                                 $   825,053            17.1%
                                                                    ===========

     Noninterest-bearing demand deposits                            $   225,872            20.3%
     Interest-bearing demand deposits                                     5,496            15.7%
     Savings deposits                                                   354,605            23.3%
     Time deposits                                                      147,941            16.4%
                                                                    -----------
       Total deposits                                                   733,914            20.5%
     Repurchase agreements and other borrowed funds                      38,350             4.8%
     Other liabilities                                                    7,954            35.0%
     Minority interest                                                   (1,503)         -100.0%
     Shareholders' equity                                                46,338            10.7%
                                                                    -----------
       TOTAL LIABILITIES AND EQUITY                                 $   825,053            17.1%
                                                                    ===========

SOUTHWEST BANCORPORATION OF TEXAS, INC.
EXHIBIT V

                                                                     3Q-03           3Q-02           % CHANGE
                                                                  -----------     -----------        --------
                                                                       (in 000's except per share data)
RECONCILEMENTS OF NON-GAAP DISCLOSURES FOR IMPACTS
OF MERGER-RELATED EXPENSES, VALUATION ADJUSTMENTS ON
MORTGAGE SERVICING RIGHTS, AND GAIN ON SALES OF SECURITIES, NET


NET INCOME - AS REPORTED                                          $    13,380     $    14,562            -8.1%
IMPACT OF MERGER-RELATED EXPENSES                                       2,291              --
                                                                  -----------     -----------

NET INCOME - ADJUSTED FOR MERGER-RELATED EXPENSES                 $    15,671     $    14,562             7.6%
                                                                  ===========     ===========

DILUTED EARNINGS PER COMMON SHARE - AS REPORTED                   $      0.38     $      0.42            -9.5%
IMPACT OF MERGER-RELATED EXPENSES                                        0.07              --
                                                                  -----------     -----------
DILUTED EARNINGS PER SHARE - ADJUSTED FOR MERGER-RELATED
  EXPENSES                                                        $      0.45     $      0.42             7.1%
                                                                  ===========     ===========


RETURN ON AVERAGE ASSETS - AS REPORTED                                   0.95%           1.25%
IMPACT OF MERGER-RELATED EXPENSES                                        0.16%           0.00%
                                                                  -----------     -----------
RETURN ON AVERAGE ASSETS - ADJUSTED FOR MERGER-RELATED
  EXPENSES                                                               1.11%           1.25%
                                                                  ===========     ===========

RETURN ON AVERAGE COMMON SHAREHOLDERS'
  EQUITY - AS REPORTED                                                  11.14%          13.59%
IMPACT OF MERGER-RELATED EXPENSES                                        1.91%           0.00%
                                                                  -----------     -----------
RETURN ON AVERAGE COMMON SHAREHOLDERS' EQUITY -
  ADJUSTED FOR MERGER-RELATED EXPENSES                                  13.05%          13.59%
                                                                  ===========     ===========

TOTAL NONINTEREST INCOME - AS REPORTED                            $    24,432     $    16,520            47.9%
IMPACT OF VALUATION ADJUSTMENT ON MORTGAGE SERVICING
  RIGHTS                                                               (2,605)          2,700
IMPACT OF GAIN ON SALES OF SECURITIES, NET                                (31)         (1,680)
                                                                  -----------     -----------
TOTAL NONINTEREST INCOME - ADJUSTED FOR THE IMPACT OF
  VALUATION ADJUSTMENT ON MORTGAGE SERVICING RIGHTS AND GAIN
  ON SALE OF SECURITIES, NET                                      $    21,796     $    17,540            24.3%
                                                                  ===========     ===========

TOTAL NONINTEREST EXPENSES - AS REPORTED                          $    51,358     $    38,144            34.6%
IMPACT OF MERGER-RELATED EXPENSES                                      (3,000)             --
                                                                  -----------     -----------
TOTAL NONINTEREST EXPENSES - ADJUSTED FOR THE IMPACT OF
  MERGER-RELATED EXPENSES                                         $    48,358     $    38,144            26.8%
                                                                  ===========     ===========



                                                                    YTD 03          YTD 02          % CHANGE
                                                                  -----------    -----------        --------
                                                                        (in 000's except per share data)
RECONCILEMENTS OF NON-GAAP DISCLOSURES FOR IMPACTS
OF MERGER-RELATED EXPENSES, VALUATION ADJUSTMENTS ON
MORTGAGE SERVICING RIGHTS, AND GAIN ON SALES OF SECURITIES, NET


NET INCOME - AS REPORTED                                          $    44,417    $    43,289             2.6%
IMPACT OF MERGER-RELATED EXPENSES                                       2,291             --
                                                                  -----------    -----------

NET INCOME - ADJUSTED FOR MERGER-RELATED EXPENSES                 $    46,708    $    43,289             7.9%
                                                                  ===========    ===========

DILUTED EARNINGS PER COMMON SHARE - AS REPORTED                   $      1.28    $      1.26             1.6%
IMPACT OF MERGER-RELATED EXPENSES                                        0.07             --
                                                                  -----------    -----------
DILUTED EARNINGS PER SHARE - ADJUSTED FOR MERGER-RELATED
  EXPENSES                                                        $      1.34    $      1.26             6.3%
                                                                  ===========    ===========

RETURN ON AVERAGE ASSETS - AS REPORTED                                   1.13%           1.30%
IMPACT OF MERGER-RELATED EXPENSES                                        0.06%           0.00%
                                                                  -----------     -----------
RETURN ON AVERAGE ASSETS - ADJUSTED FOR MERGER-RELATED
  EXPENSES                                                               1.19%           1.30%
                                                                  ===========     ===========
RETURN ON AVERAGE COMMON SHAREHOLDERS'
  EQUITY - AS REPORTED                                                  12.72%          14.62%
IMPACT OF MERGER-RELATED EXPENSES                                        0.66%           0.00%
                                                                  -----------     -----------
RETURN ON AVERAGE COMMON SHAREHOLDERS' EQUITY -
  ADJUSTED FOR MERGER-RELATED EXPENSES                                  13.38%          14.62%
                                                                  ===========     ===========

TOTAL NONINTEREST INCOME - AS REPORTED                            $    63,763     $    50,390            26.5%
IMPACT OF VALUATION ADJUSTMENT ON MORTGAGE SERVICING
  RIGHTS                                                               (2,605)          2,700
IMPACT OF GAIN ON SALES OF SECURITIES, NET                             (1,181)         (1,682)
                                                                  -----------     -----------
TOTAL NONINTEREST INCOME - ADJUSTED FOR THE IMPACT OF
  VALUATION ADJUSTMENT ON MORTGAGE SERVICING RIGHTS AND GAIN
  ON SALE OF SECURITIES, NET                                      $    59,977     $    51,408            16.7%
                                                                  ===========     ===========

TOTAL NONINTEREST EXPENSES - AS REPORTED                          $   132,033     $   111,619            18.3%
IMPACT OF MERGER-RELATED EXPENSES                                      (3,000)             --
                                                                  -----------     -----------
TOTAL NONINTEREST EXPENSES - ADJUSTED FOR THE IMPACT OF
  MERGER-RELATED EXPENSES                                         $   129,033     $   111,619            15.6%
                                                                  ===========     ===========